UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                             Form 8-K

                           Current Report

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):August 18, 2006
                                                 ---------------

                       A.P. Pharma, Inc.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)

                            000-16109
                    ------------------------
                    (Commission File Number)

Delaware                                             94-2875566
-----------------------------                 ------------------
(State or other jurisdiction                    (I.R.S. Employer
of incorporation)                            Identification No.)


                       123 Saginaw Drive
                     Redwood City, CA 94063
    ---------------------------------------------------------
    (Address of principal executive offices, with zip code)

                        (650) 366-2626
      -----------------------------------------------------
      (Registrant's telephone number, including area code)

                               N/A
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the
      Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b)
      under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry into a Material Definitive Agreement

On August 18, 2006, A.P. Pharma, Inc. (the "Company") has entered into a Third Amendment to Rights Agreement with Computershare Trust Company, N.A. (the "Amendment"). The Amendment extends the final expiration date of the original Rights Agreement dated August 19, 1996 until December 31, 2006 and addresses certain other changes to comply with updated legal requirements. A copy of the Amendment is attached as Exhibit 10.Z to this Form 8-K.


Item 9.01 Financial Statements and Exhibits.
(c)   Exhibits
Exhibit 10.Z  Third Amendment to Rights Agreement between the
Company and Computershare Trust Company, N.A., dated August 18,
2006.




                             SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              A.P. PHARMA, INC.



Date:  August 21, 2006        By: /s/ Gordon Sangster
     -----------------           ----------------------
                                 Gordon Sangster
                                 Chief Financial Officer